Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Otter Creek Long/Short Opportunity Fund
Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated June 30, 2020 to the
Prospectus dated February 28, 2020

Effective August 17, 2020, the Otter Creek Long/Short Opportunity Fund (the “Fund”) will change its investment policy regarding fixed income securities. Accordingly, the following changes are made to the Fund’s Prospectus:

1.
The information in the third paragraph under the section entitled “Summary Section – Principal Investment Strategies of the Fund” on page 2 of the Fund’s Prospectus is deleted and replaced with the following:

The Fund may also invest up to 60% of the Fund’s net assets in fixed income securities including debt issued by the U.S. Government and its agencies, investment grade corporate debt, sub-investment grade corporate debt and convertible bonds. Of the 60% of the Fund’s net assets which may be invested in fixed income securities, up to 20% of the Fund’s net assets may be invested in securities with either an S&P rating of CCC+ or lower or a Moody’s rating of CAA1 or lower, at the time of purchase.

2.
The information in the third paragraph under the section entitled “Principal Investment Strategies and Related Risks – Principal Investment Strategies” on page 8 of the Fund’s Prospectus is deleted and replaced with the following:

With respect to the fixed income portion of the Fund’s portfolio, the Fund may also invest up to 60% of the Fund’s net assets in fixed income securities including debt issued by the U.S. Government and its agencies, investment grade corporate debt, sub-investment grade corporate debt and convertible bonds. Of the 60% of the Fund’s net assets which may be invested in fixed income securities, up to 20% of the Fund’s net assets may be invested in securities with either an S&P rating of CCC+ or lower or a Moody’s rating of CAA1 or lower, at the time of purchase.

* * * * *

Please retain this Supplement with the Prospectus.

Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Otter Creek Long/Short Opportunity Fund
Institutional Class - Ticker: OTTRX
Investor Class - Ticker: OTCRX

Supplement dated June 30, 2020 to the
Statement of Additional Information (“SAI”)
dated February 28, 2020

The following information is added on page 37 under the section entitled “THE FUND’S INVESTMENT ADVISOR” of the Otter Creek Long/Short Opportunity Fund’s SAI.

R. Keith Long, Member and Manager of the Advisor, intends to decrease his ownership interest in the Advisor, on or around June 30, 2021, by transferring some of his shares to an existing employee of the firm, Tyler C. Walling. Mr. Long’s plan to divest a portion of his shares to Mr. Walling would increase Mr. Walling’s equity ownership in the Advisor to approximately 25.625%. The sale of Mr. Long’s shares would take place at the discretion of management of Otter Creek (the “Plan”). Pursuant to the Plan, however, once Mr. Walling’s ownership of Otter Creek increases above 25%, this may be considered to constitute a technical change of control at Otter Creek. The purpose of the transaction is to broaden employee ownership of the Advisor.

Under the 1940 Act, certain changes in the equity ownership of an investment advisor may result in a technical “change of control” of that advisor. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate.

At a meeting of the Board held on April 7, 2020, the Board, including a majority of the Independent Trustees voted unanimously to approve the proposed new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between Otter Creek and the Trust, on behalf of the Fund, retaining Otter Creek as investment advisor for the Fund upon completion of the change in control. Shareholders of the Fund as of April 20, 2020 approved the New Investment Advisory Agreement at a shareholder meeting held on June 17, 2020. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the current investment advisory agreement between Otter Creek and the Trust, on behalf of the Fund. If the change in control does not occur on or about June 30, 2021, then shareholder approval of the New Investment Advisory Agreement will expire.

* * * * *

Please retain this supplement for your reference.